UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 8.01.        Other Events.

August 31, 2020 NAV per Share

We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of directors. Our NAV per share, which is typically updated as of the last calendar day of each month, is posted on our website at www.inland-investments.com/inpoint. Please refer to “Net Asset Value Calculation and Valuation Guidelines” in the prospectus dated May 3, 2019, as supplemented, for how our NAV is determined. Our advisor, Inland InPoint Advisor, LLC, is ultimately responsible for determining our NAV. The valuation of our commercial real estate loan portfolio is reviewed by our independent valuation advisor. We have included a breakdown of the components of total NAV and NAV per share as of August 31, 2020.

Our total NAV presented in the following table includes the NAV of our Class A, Class T, Class S, Class D, and Class I common stock sold in our public offering, as well as our Class P common stock, which was issued in our prior private offering.  As of August 31, 2020, we had not issued any Class S shares. The following table provides a breakdown of the major components of our total NAV as of August 31, 2020 ($ and shares in thousands, except per share data):

Components of NAV	August 31, 2020
Commercial mortgage loans	$465,261
Real estate owned, net	21,600
Real estate securities	42,576
Cash and cash equivalents and restricted cash	32,941
Other assets	6,538
Repurchase agreements - commercial mortgage loans	(311,823)
Due to related parties	(1,996)
Distributions payable	(847)
Interest payable	(258)
Accrued stockholder servicing fees (1)	(24)
Other liabilities	(3,530)
Net asset value	$250,438
Number of outstanding shares	11,631
Aggregate NAV per share	$21.5319

(1)

Stockholder servicing fees only apply to Class T, Class S, and Class D shares. For purposes of NAV, we recognize the stockholder servicing fee as a reduction of NAV on a monthly basis as such fee is paid. Under accounting principles generally accepted in the United States of America (“GAAP”), we accrue the full cost of the stockholder servicing fee as an offering cost at the time we sell Class T, Class S, and Class D shares. As of August 31, 2020, we have accrued under GAAP $723 of stockholder servicing fees payable to the dealer manager for our public offering (the “Dealer Manager”) related to the Class T and Class D shares sold. The Dealer Manager does not retain any of these fees, all of which are retained by, or reallowed (paid) to, participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers.

The following table provides a breakdown of our total NAV and NAV per share by share class as of August 31, 2020 ($ and shares in thousands, except per share data):

NAV Per Share	Class P	Class A	Class T	Class D	Class I	Total
Net asset value	$218,520	$14,100	$8,570	$1,080	$8,162	$250,438
Number of outstanding shares	10,152	654	397	50	378	11,631
NAV per share as of August 31, 2020	$21.5253	$21.5744	$21.5733	$21.5693	$21.5750	$21.5319

Although we have provided NAV per share for the above classes of our common stock, our public offering,

including our distribution reinvestment plan, and our share repurchase plan remain suspended, as previously disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
Date:	September 16, 2020	By:	/s/ Catherine L. Lynch
Catherine L. Lynch
Chief Financial Officer